Fees Summary	Jan. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,663,703.63
Previously Paid Amount	0.00
Total Fee Amount	4,541.51
Total Offset Amount	0.00
Net Fee	$ 4,541.51